Exhibit 99.1

  Genesee & Wyoming Reports Financial Results for the Second Quarter of 2003

    GREENWICH, Conn., July 29, 2003 /PRNewswire-FirstCall/ -- Genesee & Wyoming Inc. (GWI) (NYSE: GWR) reported today that net income in the second quarter of 2003 was $7.7 million compared with net income of $7.4 million in the second quarter of 2002. GWI's diluted earnings per share in the second quarter of 2003 increased 2.1% to $0.43 with 17.8 million shares outstanding compared with diluted earnings per share in the second quarter of 2002 of $0.42 with 17.6 million shares outstanding.

    In the second quarter of 2003, GWI's North American revenue increased 20.9% to $62.9 million compared with $52.1 million in the second quarter of 2002. Of this $10.9 million increase in revenue, $5.5 million was from the acquisition of Utah Railway and $1.0 million was from the start-up of a new rail line in Oregon. Same railroad revenue in the second quarter of 2003 increased $4.4 million, or 8.3%, of which approximately $1.0 million was due to the strengthening of the Canadian dollar versus the U.S. dollar.

    North American operating income increased 29.9% to $10.9 million in the second quarter of 2003 compared with $8.4 million in the second quarter of 2002. GWI's North American operating ratio improved to 82.7% in the second quarter of 2003 compared with 83.9% in the second quarter of 2002.

    In Australia, second quarter 2003 revenue for GWI's 50%-owned subsidiary, Australian Railroad Group (ARG), increased 8.1% to US$59.9 million compared with US$55.4 million in the second quarter of 2002. In comparing the second quarter of 2003 with the second quarter of 2002, it is notable that the Australian dollar appreciated 16.1%.

    ARG's operating income in the second quarter of 2003 was US$13.3 million compared with operating income of US$14.3 million in the second quarter of 2002. ARG's operating ratio in the second quarter of 2003 was 77.7%, compared with 74.1% in the second quarter of 2002.

    Equity income from ARG in the second quarter of 2003 was US$2.1 million compared with US$2.7 million in the second quarter of 2002. Equity income from GWI's 22.9% indirect ownership of a Bolivian railroad, Empresa Ferroviaria Oriental, S.A., was US$0.2 million in the second quarter of 2003 compared with US$0.3 million in the second quarter of 2002.

    Mortimer B. Fuller III, Chairman and Chief Executive Officer of GWI, commented, "Our second quarter results were as expected. In North America, our coal shipments in Illinois were strong despite maintenance work at a major customer, our Utah acquisition continues to perform well, and traffic levels in Mexico were much improved. In Australia, our management team is performing well in a difficult year for grain shipments and ARG's safety record has improved significantly."

    As previously announced, GWI's conference call to discuss financial results for the second quarter will be held today at 11:00AM (Eastern Daylight
Time).  The dial-in number for the teleconference is (888) 273-9887.   An
audio replay of the conference call will be accessible at Genesee & Wyoming's website (www.gwrr.com) this afternoon through October 30, 2003. To access the replay, click on the Investors tab.

    GWI is a leading operator of short line and regional freight railroads in the United States, Canada, Mexico, Australia and Bolivia. The Company operates in five countries on three continents over 8,000 miles of owned and leased track. It also operates over an additional 3,000 miles under track access arrangements.

    This press release contains forward-looking statements regarding future events and the future performance of Genesee & Wyoming Inc. that involve risks and uncertainties that could cause actual results to differ materially including, but not limited to, economic conditions, customer demand, increased competition in relevant markets, and others. The Company refers you to the documents that Genesee & Wyoming Inc. files from time to time with the Securities and Exchange Commission, such as the Company's Forms 10-Q and 10-K which contain additional important factors that could cause its actual results to differ from its current expectations and from the forward-looking statements contained in this press release.


                   GENESEE & WYOMING INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF INCOME
                   (In thousands, except per share amounts)
                                 (Unaudited)

                                        Three Months Ended  Six Months Ended
                                              June 30,           June 30,
                                           2003     2002      2003      2002

    REVENUES                             $62,937  $52,075  $121,798  $100,372
    OPERATING EXPENSES                    52,075   43,711   102,949    85,468
    INCOME FROM OPERATIONS                10,862    8,364    18,849    14,904

    INTEREST EXPENSE                      (2,167)  (1,691)   (4,510)   (3,291)
    OTHER INCOME, NET                        386       63       713       169

    INCOME BEFORE INCOME TAXES AND
     EQUITY EARNINGS                       9,081    6,736    15,052    11,782

    PROVISION FOR INCOME TAXES             3,702    2,283     5,875     4,009

    INCOME BEFORE EQUITY EARNINGS          5,379    4,453     9,177     7,773

    EQUITY IN NET INCOME OF
     INTERNATIONAL AFFILIATES:
      AUSTRALIAN RAILROAD GROUP            2,130    2,713     4,144     4,551
      SOUTH AMERICA                          186      269       (91)      499

    NET INCOME                             7,695    7,435    13,230    12,823
    IMPACT OF PREFERRED STOCK OUTSTANDING    293      293       586       586

    NET INCOME AVAILABLE TO
     COMMON SHAREHOLDERS                  $7,402   $7,142   $12,644   $12,237

    BASIC EARNINGS PER SHARE:

         NET INCOME AVAILABLE TO COMMON
          SHAREHOLDERS                     $0.49    $0.49     $0.84     $0.84

         WEIGHTED AVERAGE NUMBER
            OF SHARES OUTSTANDING         15,097   14,649    15,058    14,618

    DILUTED EARNINGS PER SHARE:

         NET INCOME                        $0.43    $0.42     $0.74     $0.73

         WEIGHTED AVERAGE NUMBER
             OF SHARES OUTSTANDING        17,804   17,565    17,767    17,539


                   GENESEE & WYOMING INC. AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS
                                (In thousands)
                                 (Unaudited)

                                                   June 30,       December 31,
    ASSETS                                           2003              2002

    CURRENT ASSETS:
        Cash and cash equivalents                  $12,329           $11,028
        Accounts receivable, net                    51,482            54,527
        Materials and supplies                       6,081             5,468
        Prepaid expenses and other                   5,898             7,447
        Deferred income tax assets, net              2,681             2,484
          Total current assets                      78,471            80,954

    PROPERTY AND EQUIPMENT, net                    270,588           264,728
    INVESTMENT IN UNCONSOLIDATED AFFILIATES         98,985            81,287
    GOODWILL                                        24,447            24,174
    INTANGIBLE ASSETS, net                          58,674            59,269
    OTHER ASSETS, net                                4,108             4,447
         Total assets                             $535,273          $514,859

    LIABILITIES AND STOCKHOLDERS' EQUITY

    CURRENT LIABILITIES:
        Current portion of long-term debt           $6,561            $6,116
        Accounts payable                            43,716            49,482
        Accrued expenses                            15,840            12,314
         Total current liabilities                  66,117            67,912

    LONG-TERM DEBT, less current portion           106,589           119,301
    DEFERRED INCOME TAX LIABILITIES, net            35,231            31,686
    DEFERRED ITEMS - grants from
     governmental agencies                          42,355            42,509
    DEFERRED GAIN - sale/leaseback                   4,216             4,448
    OTHER LONG-TERM LIABILITIES                     13,925            12,280
    MINORITY INTEREST                                3,189             3,122

    REDEEMABLE CONVERTIBLE PREFERRED STOCK          24,066            23,980

    TOTAL LIABILITIES                              295,688           305,238

    TOTAL STOCKHOLDERS' EQUITY                     239,585           209,621
         Total liabilities and
          stockholders' equity                    $535,273          $514,859


                   GENESEE & WYOMING INC. AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF CASH FLOWS
                                (In thousands)
                                 (Unaudited)

                                                      Six Months Ended
                                                 June 30, 2003  June 30, 2002
    CASH FLOWS FROM OPERATING ACTIVITIES:
       Net income                                   $13,230        $12,823
       Adjustments to reconcile net income
        to net cash provided by operating activities-
       Depreciation and amortization                  7,568          6,566
       Deferred income taxes                          4,128          2,157
       Loss (gain) on disposition of property           176           (424)
       Equity earnings of unconsolidated
        international affiliates                     (4,053)        (5,050)
       Minority interest expense                         67            268
       Tax benefit realized upon
        exercise of stock options                       648            395
       Changes in assets and liabilities,
        net of effect of acquisitions -
          Accounts receivable                         3,922           (334)
          Materials and supplies                       (493)        (1,049)
          Prepaid expenses and other                  1,496            231
          Accounts payable and accrued expenses      (4,181)        (4,245)
          Other assets and liabilities, net             558          1,047
               Net cash provided by
                operating activities                 23,066         12,385

    CASH FLOWS FROM INVESTING ACTIVITIES:
       Purchase of property and equipment,
        net of proceeds from government grants       (7,135)        (8,900)
       Locomotive upgrade project                       (97)            --
       Purchase of Emons Transportation Group, Inc.,
        net of cash received                             --        (29,449)
       Cash received from unconsolidated
        international affiliates                        132             --
       Proceeds from disposition of property
        and equipment, including sale/leasebacks        526            557
               Net cash used in investing activities (6,574)       (37,792)

    CASH FLOWS FROM FINANCING ACTIVITIES:
       Principal payments on long-term
        borrowings, including capital leases        (71,743)       (41,497)
       Proceeds from issuance of long-term debt      55,000         51,500
       Proceeds from employee stock purchases         1,594            986
       Purchase of treasury stock                      (180)            --
       Dividend on Redeemable Convertible
        Preferred Stock                                (500)          (500)
               Net cash (used in) provided
                by financing activities             (15,829)        10,489

    EFFECT OF EXCHANGE RATE CHANGES ON
     CASH AND CASH EQUIVALENTS                          638           (565)

    INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS  1,301        (15,483)
    CASH AND CASH EQUIVALENTS,
     beginning of period                             11,028         28,732
    CASH AND CASH EQUIVALENTS, end of period        $12,329        $13,249


                   GENESEE & WYOMING INC. AND SUBSIDIARIES
                   North American Railroad Freight Revenue,
                   Carloads and Average Revenue Per Carload
                        Comparison by Commodity Group
                  Three Months Ended June 30, 2003 and 2002
          (dollars in thousands, except average revenue per carload)

                                Three Months Ended      Three Months Ended
                                  June 30, 2003            June 30, 2002
                                             Average                   Average
                                             Revenue                   Revenue
                            Freight            Per    Freight            Per
    Commodity Group        Revenues Carloads Carload Revenues Carloads Carload

    Coal, Coke & Ores       $9,805   40,132   $244    $5,523   27,431    $201
    Paper                    7,943   19,105    416     6,526   16,403     398
    Petroleum Products       6,183    7,707    802     5,610    7,795     720
    Minerals & Stone         5,821   14,672    397     5,736   13,167     436
    Metals                   4,678   16,528    283     4,046   14,431     280
    Lumber & Forest Products 4,580   14,777    310     3,294    9,122     361
    Chemicals-Plastics       2,856    5,958    479     2,567    5,231     491
    Farm & Food Products     2,599    6,591    394     2,498    5,744     435
    Autos & Auto Parts       1,706    4,234    403     2,135    4,985     428
    Intermodal                 431    1,692    255       355    1,515     234
    Other                      551    2,612    211     1,206    4,340     278

    Totals                 $47,153  134,008    352   $39,496  110,164     359


                   GENESEE & WYOMING INC. AND SUBSIDIARIES
                   North American Railroad Freight Revenue,
                   Carloads and Average Revenue Per Carload
                        Comparison by Commodity Group
                   Six Months Ended June 30, 2003 and 2002
          (dollars in thousands, except average revenue per carload)

                                  Six Months Ended        Six Months Ended
                                   June 30, 2003           June 30, 2002
                                             Average                   Average
                                             Revenue                   Revenue
                            Freight            Per    Freight            Per
    Commodity Group        Revenues Carloads Carload Revenues Carloads Carload

    Coal, Coke & Ores      $19,648   82,111   $239   $11,709   56,459    $207
    Paper                   15,269   36,979    413    12,116   30,717     394
    Petroleum Products      12,671   16,397    773    10,647   14,855     717
    Minerals & Stone        11,097   28,665    387    11,125   24,262     459
    Metals                   8,585   30,388    283     7,784   27,899     279
    Lumber & Forest Products 8,443   26,856    314     6,248   17,480     357
    Farm & Food Products     5,491   14,862    369     5,225   14,076     371
    Chemicals-Plastics       5,434   11,633    467     4,774    9,779     488
    Autos & Auto Parts       3,235    7,991    405     3,912    9,421     415
    Intermodal                 788    2,988    264       561    2,377     236
    Other                    1,018    5,068    201     2,387    8,673     275

    Totals                 $91,679   263,938   347   $76,488  215,998     354


                   GENESEE & WYOMING INC. AND SUBSIDIARIES
                 Selected Consolidated Financial Information
                  Three Months Ended June 30, 2003 and 2002
                            (dollars in thousands)
                                 (Unaudited)

                                                  Three Months Ended
                                                       June 30,
                                                2003              2002
                                                    % of              % of
                                           Amount  Revenue   Amount  Revenue
    Revenues:
       Freight                            $47,153   74.9%   $39,496   75.8%
       Non-freight                         15,784   25.1%    12,579   24.2%

            Total revenues                $62,937  100.0%   $52,075  100.0%

    Operating Expense Comparison:
    Natural Classification
    Labor and benefits                    $21,933   34.8%   $19,112   36.7%
    Equipment rents                         4,302    6.8%     4,614    8.9%
    Purchased services                      4,913    7.8%     3,957    7.6%
    Depreciation and amortization           3,843    6.1%     3,113    6.0%
    Diesel fuel                             4,449    7.1%     3,131    6.0%
    Casualties and insurance                3,328    5.3%     2,355    4.5%
    Materials                               3,969    6.3%     3,268    6.3%
    Net loss (gain) on sale and
     impairment of assets                     175    0.3%      (426)  -0.8%
    Other expenses                          5,163    8.2%     4,587    8.7%

    Total operating expenses              $52,075   82.7%   $43,711   83.9%

    Functional Classification
    Transportation                        $20,905   33.2%   $16,129   31.0%
    Maintenance of ways and structures      6,963   11.1%     5,829   11.2%
    Maintenance of equipment                9,157   14.5%     8,772   16.8%
    General and administrative             11,032   17.5%    10,294   19.7%
    Net loss (gain) on sale and
     impairment of assets                     175    0.3%      (426)  -0.8%
    Depreciation and amortization           3,843    6.1%     3,113    6.0%

    Total operating expenses              $52,075   82.7%   $43,711   83.9%


                   GENESEE & WYOMING INC. AND SUBSIDIARIES
                 Selected Consolidated Financial Information
                   Six Months Ended June 30, 2003 and 2002
                            (dollars in thousands)
                                 (Unaudited)

                                                   Six Months Ended
                                                       June 30,
                                                2003              2002
                                                    % of              % of
                                           Amount  Revenue   Amount  Revenue
    Revenues:
       Freight                            $91,679   75.3%   $76,488   76.2%
       Non-freight                         30,119   24.7%    23,884   23.8%

            Total revenues               $121,798  100.0%  $100,372  100.0%

    Operating Expense Comparison:
    Natural Classification
    Labor and benefits                    $43,800   36.0%   $37,738   37.6%
    Equipment rents                         8,800    7.2%     8,709    8.7%
    Purchased services                      8,956    7.4%     7,369    7.3%
    Depreciation and amortization           7,568    6.2%     6,566    6.5%
    Diesel fuel                             9,620    7.9%     5,960    5.9%
    Casualties and insurance                6,299    5.2%     4,457    4.4%
    Materials                               7,665    6.3%     6,079    6.1%
    Net loss (gain) on sale and
     impairment of assets                     176    0.1%      (424)  -0.4%
    Other expenses                         10,065    8.2%     9,014    9.1%

    Total operating expenses             $102,949   84.5%   $85,468   85.2%

    Functional Classification
    Transportation                        $41,752   34.3%   $30,760   30.6%
    Maintenance of ways and structures     13,101   10.8%    11,282   11.2%
    Maintenance of equipment               18,153   14.9%    17,253   17.2%
    General and administrative             22,199   18.2%    20,031   20.1%
    Net loss (gain) on sale and
     impairment of assets                     176    0.1%      (424)  -0.4%
    Depreciation and amortization           7,568    6.2%     6,566    6.5%

    Total operating expenses             $102,949   84.5%   $85,468   85.2%


                     AUSTRALIAN RAILROAD GROUP PTY. LTD.
                      CONSOLIDATED STATEMENTS OF INCOME
                         (U.S. Dollars in Thousands)
                           (Unaudited - U.S. GAAP)

                                      Three Months Ended    Six Months Ended
                                           June 30,             June 30,
                                        2003     2002        2003      2002

    REVENUES                           $59,912  $55,421    $113,272  $104,907

    OPERATING EXPENSES                  46,574   41,079      87,607    78,390
    RESTRUCTURING COSTS                     --       --         267        --
    BID COSTS                               --       --          --       827
    TOTAL OPERATING EXPENSES            46,574   41,079      87,874    79,217
    INCOME FROM OPERATIONS              13,338   14,342      25,398    25,690

    INTEREST EXPENSE                    (7,633)  (6,419)    (14,697)  (12,347)
    OTHER INCOME, NET                      779      174       1,538       316

    INCOME BEFORE TAX                    6,484    8,097      12,239    13,659

    PROVISION FOR INCOME TAX             2,224    2,672       3,951     4,558

    NET INCOME                          $4,260   $5,425      $8,288    $9,101

    Australian Railroad Group Pty. Ltd. is a 50%-owned joint venture of Genesee & Wyoming Inc.


                     AUSTRALIAN RAILROAD GROUP PTY. LTD.
                         CONSOLIDATED BALANCE SHEETS
                  As of June 30, 2003 and December 31, 2002
                         (U.S. Dollars in Thousands)
                           (Unaudited - U.S. GAAP)

                                             June 30, 2003  December 31, 2002
    ASSETS

    CURRENT ASSETS:
        Cash and cash equivalents                $14,483          $5,882
        Accounts receivable, net                  40,080          30,315
        Materials and supplies                     8,743           7,985
        Prepaid expenses and other                 5,421           2,061
          Total current assets                    68,727          46,243

    PROPERTY AND EQUIPMENT, net                  481,901         402,286
    DEFERRED INCOME TAX ASSETS, net                3,965           8,094
    RESTRICTED CASH                               67,793          53,380
    OTHER ASSETS, net                              3,763           4,224
         Total assets                           $626,149        $514,227

    LIABILITIES AND STOCKHOLDERS' EQUITY

    CURRENT LIABILITIES:
        Current portion of long-term debt       $160,009        $133,285
        Accounts payable                          23,103          20,574
        Accrued expenses                          11,325           8,789
        Current income tax liabilities             2,008           1,672
         Total current liabilities               196,445         164,320

    LONG-TERM DEBT                               234,118         195,017
    OTHER LONG-TERM LIABILITIES                    1,221           1,032
    FAIR VALUE OF INTEREST RATE SWAPS             21,969          16,622

    TOTAL STOCKHOLDERS' EQUITY                   172,396         137,236
         Total liabilities and
          stockholders' equity                  $626,149        $514,227

    Australian Railroad Group Pty. Ltd. is a 50%-owned joint venture of Genesee & Wyoming Inc.


                     AUSTRALIAN RAILROAD GROUP PTY. LTD.
                    CONSOLIDATED STATEMENTS OF CASH FLOWS
                   Six Months Ended June 30, 2003 AND 2002
                         (U.S. Dollars in Thousands)
                           (Unaudited - U.S. GAAP)

                                                        Six Months Ended
                                                  June 30, 2003  June 30, 2002
    CASH FLOWS FROM OPERATING ACTIVITIES:
       Net income                                      $8,288        $9,101
       Adjustments to reconcile net income to net
        cash provided by operating activities-
          Depreciation and amortization                10,875         7,882
          Deferred income taxes                         5,265         3,880
          Gain on disposition of property                (633)         (151)
          Changes in assets and liabilities            (4,320)      (14,300)
               Net cash provided by
                operating activities                   19,475         6,412

    CASH FLOWS FROM INVESTING ACTIVITIES:
       Purchase of property and equipment             (12,003)      (16,903)
       Proceeds from disposition of
        property and equipment                          2,716           151
       Transfer to restricted funds on deposit         (3,396)           --
               Net cash used in investing activities  (12,683)      (16,752)

    CASH FLOWS FROM FINANCING ACTIVITIES:
       Proceeds from borrowings                            --         5,280
               Net cash provided by
                financing activities                       --         5,280

    EFFECT OF EXCHANGE RATE DIFFERENCES
     ON CASH AND CASH EQUIVALENTS                       1,809           947

    INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS    8,601        (4,113)
    CASH AND CASH EQUIVALENTS, beginning of period      5,882         9,908
    CASH AND CASH EQUIVALENTS, end of period          $14,483        $5,795

    Australian Railroad Group Pty. Ltd. is a 50%-owned joint venture of Genesee & Wyoming Inc.


                     AUSTRALIAN RAILROAD GROUP PTY. LTD.
                     Australian Railroad Freight Revenue,
                   Carloads and Average Revenue Per Carload
                        Comparison by Commodity Group
                  Three Months Ended June 30, 2003 and 2002
                         (U.S. Dollars in Thousands)
                                 (Unaudited)

                                 Three Months Ended      Three Months Ended
                                   June 30, 2003           June 30, 2002
                                             Average                   Average
                                             Revenue                   Revenue
                            Freight            Per    Freight            Per
    Commodity Group        Revenues Carloads Carload Revenues Carloads Carload

    Grain                   $15,662  41,005   $382    $14,819   44,800   $331
    Other Ores and Minerals  11,210  25,500    440      9,859   25,482    387
    Iron Ore                  8,194  41,597    197      7,499   47,022    159
    Alumina                   4,173  38,646    108      3,483   37,636     93
    Bauxite                   2,916  32,105     91      2,530   31,452     80
    Hook and Pull (Haulage)     884   1,592    555      1,713    5,589    306
    Gypsum                      655  10,677     61        643   10,446     62
    Other                     5,527  15,321    361      5,797   16,479    352

    Total                   $49,221 206,443    238    $46,343  218,906    212

    Australian Railroad Group Pty. Ltd. is a 50%-owned joint venture of Genesee & Wyoming Inc.


                     AUSTRALIAN RAILROAD GROUP PTY. LTD.
                     Australian Railroad Freight Revenue,
                   Carloads and Average Revenue Per Carload
                        Comparison by Commodity Group
                   Six Months Ended June 30, 2003 and 2002
                         (U.S. Dollars in Thousands)
                                 (Unaudited)

                                  Six Months Ended        Six Months Ended
                                   June 30, 2003           June 30, 2002
                                             Average                   Average
                                             Revenue                   Revenue
                            Freight            Per    Freight            Per
    Commodity Group        Revenues Carloads Carload Revenues Carloads Carload

    Grain                   $27,411   68,817   $398   $27,943   93,536   $299
    Other Ores and Minerals  21,399   50,295    425    18,625   49,303    378
    Iron Ore                 15,680   84,604    185    13,749   88,159    156
    Alumina                   7,944   76,082    104     6,769   75,388     90
    Bauxite                   5,670   64,004     89     4,958   63,059     79
    Hook and Pull (Haulage)   1,682    2,893    581     4,448   16,662    267
    Gypsum                    1,310   21,306     61     1,223   20,455     60
    Other                    11,481   31,335    366    10,710   31,287    342

    Total                   $92,577  399,336    232   $88,425  437,849    202

    Australian Railroad Group Pty. Ltd. is a 50%-owned joint venture of Genesee & Wyoming Inc.


                     AUSTRALIAN RAILROAD GROUP PTY. LTD.
                 Selected Consolidated Financial Information
                  Three Months Ended June 30, 2003 and 2002
                         (U.S. Dollars in Thousands)
                           (Unaudited - U.S. GAAP)

                                                Three Months Ended
                                                     June 30,
                                               2003             2002
                                                    % of             % of
                                          Amount  Revenue  Amount  Revenue
    Revenues:
       Freight                            $49,221   82.2%  $46,343   83.6%
       Non-freight and Alice
        Springs construction               10,691   17.8%    9,078   16.4%

            Total railroad revenues       $59,912  100.0%  $55,421  100.0%

    Operating Expenses:
    Natural Classification
    Labor and benefits                    $10,983   18.3%   $9,802   17.6%
    Equipment rents                           368    0.6%      334    0.6%
    Purchased services                     14,190   23.7%   12,151   21.9%
    Depreciation and amortization           5,718    9.5%    4,137    7.5%
    Diesel fuel                             5,034    8.4%    4,223    7.6%
    Casualties and insurance                3,031    5.1%    3,002    5.4%
    Materials                               2,590    4.3%    1,868    3.4%
    Net gain on sale and
     impairment of assets                    (208)  -0.3%     (130)  -0.2%
    Other expenses                          4,868    8.1%    5,692   10.3%

    Total operating expenses              $46,574   77.7%  $41,079   74.1%

    Functional Classification
    Transportation                        $18,664   31.2%  $16,579   29.9%
    Maintenance of ways and structures      8,313   13.9%    6,039   10.9%
    Maintenance of equipment                5,992   10.0%    6,122   11.0%
    General and administrative              8,095   13.4%    8,332   15.0%
    Net gain on sale and
     impairment of assets                    (208)  -0.3%     (130)  -0.2%
    Depreciation and amortization           5,718    9.5%    4,137    7.5%

    Total operating expenses              $46,574   77.7%  $41,079   74.1%

    Australian Railroad Group Pty. Ltd. is a 50%-owned joint venture of Genesee & Wyoming Inc.


                     AUSTRALIAN RAILROAD GROUP PTY. LTD.
                 Selected Consolidated Financial Information
                   Six Months Ended June 30, 2003 and 2002
                         (U.S. Dollars in Thousands)
                           (Unaudited - U.S. GAAP)

                                                    Six Months Ended
                                                        June 30,
                                                 2003              2002
                                                      % of              % of
                                            Amount  Revenue   Amount  Revenue
    Revenues:
         Freight                            $92,577   81.7%   $88,425   84.3%
         Non-freight and
          Alice Springs construction         20,695   18.3%    16,482   15.7%

            Total railroad revenues        $113,272  100.0%  $104,907  100.0%

    Operating Expenses:
    Natural Classification
    Labor and benefits                      $20,617   18.2%   $19,203   18.3%
    Equipment rents                             722    0.6%       505    0.5%
    Purchased services                       26,850   23.7%    23,243   22.2%
    Depreciation and amortization            10,875    9.6%     7,882    7.5%
    Diesel fuel                               9,974    8.8%     7,899    7.5%
    Casualties and insurance                  4,881    4.3%     6,151    5.9%
    Materials                                 5,434    4.8%     3,126    3.0%
    Net gain on sale and
     impairment of assets                      (633)  -0.6%      (151)  -0.1%
    Other expenses                            9,154    8.2%    11,359   10.8%

    Total operating expenses                $87,874   77.6%   $79,217   75.6%

    Functional Classification
    Transportation                          $34,669   30.6%   $32,185   30.8%
    Maintenance of ways and structures       15,374   13.7%    11,238   10.7%
    Maintenance of equipment                 12,361   10.9%    10,883   10.4%
    General and administrative               15,228   13.4%    17,180   16.4%
    Net gain on sale and
     impairment of assets                      (633)  -0.6%      (151)  -0.1%
    Depreciation and amortization            10,875    9.6%     7,882    7.4%

    Total operating expenses                $87,874   77.6%   $79,217   75.6%

    Australian Railroad Group Pty. Ltd. is a 50%-owned joint venture of Genesee & Wyoming Inc.